Exhibit 32

SECTION 906 CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER OF
BOISE CASCADE COMPANY

We are providing this Certificate pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C., Section 1350.  It accompanies Boise Cascade Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2005.

I, W. Thomas Stephens, Boise Cascade Company’s chief executive officer, certify that:

(i)            the Form 10-Q fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(ii)           the information contained in the Form 10-Q fairly presents, in all material respects, Boise Cascade Company’s financial condition and results of operations.

/s/ W. Thomas Stephens
W. Thomas Stephens Chief Executive Officer

I, Thomas E. Carlile, Boise Cascade Company’s chief financial officer, certify that:

(i)            the Form 10-Q fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(ii)           the information contained in the Form 10-Q fairly presents, in all material respects, Boise Cascade Company’s financial condition and results of operations.

/s/ Thomas E. Carlile
Thomas E. Carlile Chief Financial Officer

Dated:  August 11, 2005

A signed original of this written statement required by Section 906 will be retained by Boise Cascade Company and furnished to the Securities and Exchange Commission or its staff upon request.